UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 2012


                                  SUNERGY, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-52767
                            (Commission File Number)

                                   26-4828510
                        (IRS Employer Identification No.)

       14362 N. Frank Lloyd Wright Blvd., Suite 1000, Scottsdale, AZ 85260
              (Address of principal executive offices and Zip Code)

                                  480.477.5810
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 2, 2012, we dismissed DeJoya Griffith & Company LLC, the independent registered principal accountants of our company. The decision to dismiss DeJoya Griffith & Company LLC was recommended and approved by our board of directors, which acts as our audit committee.

There were no disagreements with DeJoya Griffith & Company LLC, which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure. DeJoya Griffith & Company LLC, as our principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to our financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports of DeJoya Griffith & Company LLC, for the fiscal year ended December 31, 2010 contained explanatory paragraphs in which they indicated conditions which raised substantial doubt about our ability to continue as a going concern. Further there were no other reportable events, as contemplated by SK 304(a)(1)(v) during the most recent fiscal year and the interim periods up to the date of termination.

We provided DeJoya Griffith & Company LLC, with a copy of this disclosure before its filing with the SEC. We requested that DeJoya Griffith & Company LLC, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided from DeJoya Griffith & Company LLC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On May 2, 2012 our board of directors approved and authorized the engagement of Ingenium Accounting Associates, Certified Public Accountants as our independent public accountants.

Prior to engaging Ingenium Accounting Associates, Certified Public Accountants on May 2, 2012, Ingenium Accounting Associates, Certified Public Accountants did not provide our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from De Joya Griffith & Company LLC to Ingenium Accounting Associates, Certified Public Accountants.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1     Letter from De Joya Griffith & Company LLC to the SEC

99.1     News Release dated May 2, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNERGY INC.


/s/ Bryan Miller
--------------------------------------
Bryan Miller
President and Director
Dated: May 2, 2012

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